UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 22, 2023 (February 15, 2023)

AVAYA HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38289	26-1119726
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

350 Mt. Kemble Avenue
Morristown, New Jersey		07960
(Address of Principal Executive Office)		(Zip Code)

Registrant’s telephone number, including area code: (908) 953-6000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AVYA	New York Stock Exchange*

*

On February 15, 2023, the New York Stock Exchange (the “NYSE”) filed a Form 25 with the Securities and Exchange Commission (the “SEC”) to delist the common stock, $0.01 par value per share (the “Common Stock”), of Avaya Holdings Corp. from the NYSE. The NYSE will remove the listing of the Common Stock effective at the opening of business on February 27, 2023.

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed on February 14, 2023, Avaya Holdings Corp. (the “Company”) and certain of its direct and indirect subsidiaries (together with the Company, the “Debtors”) commenced voluntary cases (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). The Chapter 11 Cases are being jointly administered under the caption In re Avaya Inc., et al.

On February 15, 2023, following interim approval by the Bankruptcy Court (the “Interim Order”), the Debtors entered into a priming superpriority senior secured debtor in possession facility in the form of term loans in an aggregate principal amount of $500 million (the “DIP Term Loans,” and such facility, the “DIP Term Loan Facility,”), pursuant to a superpriority senior secured debtor-in-possession term loan credit agreement (the “DIP Credit Agreement”), by and among Avaya Inc., as borrower (the “Borrower”), the Company, the guarantors party thereto (the “Guarantors”), the lending institutions from time to time party thereto and Wilmington Savings Fund Society, FSB, as administrative agent and collateral agent. Pursuant to the Interim Order, the Debtors are permitted an initial draw in the principal amount of up to $400 million (which such amount was drawn following entry of the Interim Order), with the remaining undrawn portion of the DIP Term Loan Facility to be made available to the Debtors upon the Bankruptcy Court’s order approving the DIP Term Loan Facility on a final basis (the “Final Order”). Capitalized terms used but not otherwise defined in this Item 1.01 of this Current Report on Form 8-K have the meanings given to them in the DIP Credit Agreement attached as an exhibit to this report.

The proceeds of the DIP Term Loan Facility will be used by the Debtors to (i) pay certain costs, fees and expenses related to the Chapter 11 Cases, (ii) make payments in respect of certain “adequate protection” obligations, (iii) fund working capital needs, expenditures and general corporate purposes of the Debtors, in all cases subject to the terms of the DIP Credit Agreement and applicable orders of the Bankruptcy Court, (iv) repay in full and terminate the ABL Credit Agreement, dated as of December 15, 2017 (as amended by Amendment No. 1, dated as of September 25, 2020), among the Company, the Borrower, Avaya Canada Corp., Avaya UK, Avaya International Sales Limited, Avaya Deutschland GmbH, Avaya GmbH & Co. KG, Citibank, N.A. as collateral agent and administrative agent, the lending institutions from time to time party thereto and the lending institutions named therein as letters of credit issuers and swing line lenders, (v) fund an intercompany loan in an amount not to exceed $50 million by Sierra Communication International LLC to Avaya International Sales Limited to be used for working capital and general corporate purposes of foreign Subsidiaries of the Debtors, (vi) provide cash collateral to secure the Debtors’ prepetition letters of credit, and (vii) fund a deposit of up to $40 million to a segregated account held by the Debtors for purposes of backstopping the liquidity of certain foreign non-Debtor affiliates to the extent necessary to preserve the value of the Debtors’ international business, subject to the Foreign Reserve Protocol.

The DIP Credit Agreement includes conditions precedent, representations and warranties, affirmative and negative covenants, and events of default customary for financings of this type and size. The Borrower’s obligations under the DIP Credit Agreement are guaranteed by the other Debtors and are secured by a security interest in, and lien on, substantially all property (subject to certain exceptions) of the Debtors. The DIP Credit Agreement also contains customary covenants that limit the ability of the Debtors to, among other things, (1) incur additional indebtedness and permit liens to exist on their assets, (2) pay dividends or make certain other restricted payments, (3) sell assets and (4) make certain investments. These covenants are subject to exceptions and qualifications as set forth in the DIP Credit Agreement.

The maturity date of the DIP Term Loan Facility is the earliest to occur of: (a) April 1, 2023 (if the Final Order has not been entered by the Bankruptcy Court by such date, unless otherwise extended); (b) August 15, 2023; (c) the substantial consummation of a plan of reorganization filed in the Chapter 11 Cases that is confirmed by an order of the Bankruptcy Court; (d) the acceleration of the loans contemplated under the DIP Term Loan Facility and the termination of the each lender’s term commitments thereunder; (e) the consummation of a sale of all or substantially all of the assets of the Borrower (or the Borrower and the Guarantors), pursuant to section 363 of the Bankruptcy Code; and (f) the termination of that certain Restructuring Support Agreement dated as of February 14, 2023, described in the Current Report on Form 8-K filed by the Company on February 14, 2023.

The DIP Term Loans bear interest at a rate equal to SOFR plus 8.00%.

Upon satisfaction of certain conditions, including the effectiveness of the Joint Prepackaged Plan of Reorganization of Avaya Inc. and its Debtor Affiliates Pursuant to Chapter 11 of the Bankruptcy Code, the DIP Term Loans will convert on a dollar-for-dollar basis into term loans under a senior secured exit term loan facility.

The foregoing description of the DIP Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the DIP Credit Agreement, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference in this Item 2.03.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 15, 2023, the NYSE notified the Company that it had determined to commence proceedings to delist the Common Stock from the NYSE. The NYSE reached its decision that the Common Stock is no longer suitable for listing pursuant to NYSE Listed Company Manual Section 802.01D after the Company’s disclosure on February 14, 2023 that it had commenced the Chapter 11 Cases. On February 15, 2023, the Company informed the NYSE that the Company does not intend to appeal the NYSE’s determination, and on February 15, 2023 the NYSE filed a delisting notification on Form 25 with the SEC pursuant to Rule 12d2-2(b) of the Securities Exchange Act of 1934, as amended.

Item 8.01	Other Items.

On February 15, 2023, the Bankruptcy Court entered the Order Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock and Preferred Stock, Docket No. 82 (the “NOL Order”), regarding the Common Stock, and the Company’s Series A Convertible preferred stock, par value $0.01 per share (“Preferred Stock”). The NOL Order is designed to assist the Debtors in preserving certain of their tax attributes by establishing, among other things, procedures (including notice requirements) that certain stockholders and potential stockholders must comply with regarding transfers of, or declarations of worthlessness with respect to, the Common Stock and Preferred Stock, as well as certain obligations with respect to notifying the Debtors with respect to current stock ownership (the “Procedures”). The terms and conditions of the Procedures were immediately effective and enforceable upon entry of the NOL Order by the Bankruptcy Court. Any actions in violation of the Procedures (including the notice requirements) are null and void ab initio. Any person or entity violating the procedures may be required to take certain remedial actions specified by the Debtors, including (but not limited to) disposing of or requiring improperly-transferred stock or filing amended tax returns, as the case may be.

Additional Information on the Chapter 11 Cases

Court filings and information about the Chapter 11 Cases, including the NOL Order, can be found at a website maintained by the Company’s claims agent Kurtzman Carson Consultants LLC (“KCC”) at http://www.kccllc.net/avaya, by calling (877) 709-4751 (U.S./Canada), or (424) 236-7231 (International), or by submitting an inquiry at http://www.kccllc.net/avaya/inquiry. The documents and other information available on KCC’s website or elsewhere are not part of this Current Report on Form 8-K and shall not be deemed incorporated herein.

Cautionary Statement Regarding Forward-Looking Information

This Current Report on Form 8-K contains certain “forward-looking statements.” All statements other than statements of historical fact are “forward-looking” statements for purposes of the U.S. federal and state securities laws. These statements may be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “our vision,” “plan,” “potential,” “preliminary,” “predict,” “should,” “will,” or “would” or the negative thereof or other variations thereof or comparable terminology. These forward-looking statements are subject to a number of factors and uncertainties that could cause the Company’s actual results to differ materially from those expressed in or contemplated by the forward-looking statements. Such factors include, but are not limited to: risks attendant to the bankruptcy process, including the Company’s ability to obtain court approval from the Bankruptcy Court with respect to motions or other requests made to the Bankruptcy Court throughout the course of the Chapter 11 Cases; the ability of the Company to negotiate, develop, confirm and successfully consummate a plan of reorganization; the effects of the Chapter 11 Cases, including increased legal and other professional costs necessary to execute the Company’s reorganization, on the Company’s liquidity, results of operations or business prospects; the effects of the Chapter 11 Cases on the interests of various constituents and financial stakeholders; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Cases; objections to the Company’s restructuring process or other pleadings filed that could protract the Chapter 11 Cases; risks associated with third-party motions in the Chapter 11 Cases; Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general; employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties and regulatory authorities as a result of the Chapter 11 Cases; the impact and timing of any cost-savings measures and related local law requirements in various jurisdictions; finalization of the Company’s annual and quarterly financial statements (including finalization of the Company’s impairment tests), completion of standard annual and quarterly-close processes; risks relating to the delisting of the Common Stock from the NYSE and future quotation of the Company’s common stock; the effectiveness of the Company’s internal control over financial reporting and disclosure controls and procedures, and the potential for additional material weaknesses in the Company’s internal controls over financial reporting or other potential weaknesses of which the Company is not currently aware or which have not been detected; the impact of litigation and regulatory proceedings; and other factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2021 and subsequent quarterly reports on Form 10-Q filed with the SEC. These risks and uncertainties may cause the Company’s actual results, performance, liquidity or achievements to differ materially from any future results, performance, liquidity or achievements expressed or implied by these forward-looking statements. For a further list and description of such risks and uncertainties, please refer to the Company’s filings with the SEC that are available at www.sec.gov. The Company cautions you that the list of important factors included in the Company’s SEC filings may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this report may not in fact occur. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

10.1*	Superpriority Secured Debtor in Possession Credit Agreement, dated as of February 15, 2023, by and among Avaya Inc., a Delaware corporation and a Debtor and Debtor in Possession under Chapter 11 of the Bankruptcy Code, as Borrower, Avaya Holdings Corp., a Delaware corporation and a Debtor and Debtor in Possession under Chapter 11 of the Bankruptcy Code, as Holdings, the lending institutions from time to time parties thereto, each as a Lender, and Wilmington Savings Fund Society, FSB, as Administrative Agent and Collateral Agent

104	Cover Page Interactive Data File (formatted as inline XBRL)

*	Certain schedules and similar attachments have been omitted. The Company agrees to furnish a supplemental copy of any omitted schedule or attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVAYA HOLDINGS CORP.

Date: February 22, 2023	By:	/s/ Rebecca A. Roof
	Name:	Rebecca A. Roof
	Title:	Interim Chief Financial Officer